Exhibit 99.1

Blackstone Reports Second Quarter 2019 Results

New York, July 18, 2019: Blackstone (NYSE:BX) today reported its second quarter 2019 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone’s strong second-quarter results were highlighted by $45 billion of new capital inflows from our limited partners. Total Assets Under Management rose to a record $545 billion, up 24% year over year, driven by an unprecedented $151 billion of inflows over the last twelve months and positive investment performance. These results reflect the enormous confidence our firm has earned with global investors through decades of delivering strong performance and innovation. We marked the firm’s final quarter as a publicly-traded partnership, culminating in our transition to a corporation as of July 1. Investor reception to the conversion has been exceedingly positive, and we are beginning to see the benefits of having a vastly larger universe of potential shareholders.”

Blackstone issued a full detailed presentation of its second quarter 2019 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.48 per common share to record holders of common shares at the close of business on July 29, 2019. This dividend will be paid on August 5, 2019.

Quarterly Investor Call Details

Blackstone will host a conference call on July 18, 2019 at 9:00 a.m. ET to discuss second quarter 2019 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), passcode 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), passcode 109 924 29#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies in which we invest, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our businesses, with $545 billion in assets under management, include investment vehicles focused on private

The Blackstone Group Inc. 345 Park Avenue New York, New York 10154 T 212 583 5000

equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

July 18, 2019 Blackstone’s Second Quarter 2019 Earnings

Blackstone

Blackstone’s Second Quarter 2019 GAAP Results
GAAP
Net
Income
was
$647
million
for
the
quarter
and
$1.7
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$306
million
for
the
quarter
and
$787
million
year-to-date.
Income Before Provision for Taxes Margin is calculated by dividing Income Before Provision for Taxes by Total Revenues. Effective July 1, 2019, The Blackstone Group L.P. converted from
a
Delaware
limited
partnership
to
a
Delaware
corporation,
The
Blackstone
Group
Inc.
(the
“Conversion”).
This
presentation
includes
results
for
The
Blackstone
Group
L.P.
prior
to
the
Conversion
and
for
the
quarter
ended
June
30,
2019.
As
of
any
time
prior
to
the
Conversion,
references
to
“Blackstone,”
“the
Company,”
“our”
and
similar
terms
mean
The
Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'18
2Q'19
2Q'18 YTD
2Q'19 YTD
2Q'17 LTM
2Q'18 LTM
2Q'19 LTM
Revenues
Management and Advisory Fees, Net
721,384
$
840,378
$
1,450,233
$
1,650,104
$
2,575,989
$
2,865,214
$
3,227,667
$
Incentive Fees
19,378
21,915
31,944
34,047
179,504
187,644
59,643
Investment Income (Loss)
Performance Allocations
Realized
503,376
332,520
773,016
574,895
2,654,741
2,630,260
1,678,386
Unrealized
440,351
157,732
1,068,440
821,731
349,657
992,056
314,664
Principal Investments
Realized
129,197
145,040
171,342
218,301
602,103
430,709
462,821
Unrealized
103,468
(37,345)
215,242
131,699
806
290,760
(33,626)
Total Investment Income
1,176,392
597,947
2,228,040
1,746,626
3,607,307
4,343,785
2,422,245
Interest and Dividend Revenue
40,073
43,686
75,458
87,770
112,561
152,956
184,259
Other
675,343
(17,120)
616,026
(6,870)
(11,446)
546,673
49,421
Total Revenues
2,632,570
1,486,806
4,401,701
3,511,677
6,463,915
8,096,272
5,943,235
Expenses
Compensation and Benefits
Compensation
427,479
438,521
816,882
909,918
1,352,773
1,540,575
1,702,993
Incentive Fee Compensation
9,743
8,886
16,405
14,292
83,870
78,187
31,803
Performance Allocations Compensation
Realized
186,398
125,825
298,460
212,220
880,435
1,018,209
624,836
Unrealized
189,991
64,518
444,426
351,533
316,754
453,777
226,849
Total Compensation and Benefits
813,611
637,750
1,576,173
1,487,963
2,633,832
3,090,748
2,586,481
General, Administrative and Other
145,828
175,308
272,541
321,370
508,616
532,185
643,702
Interest Expense
39,320
43,596
77,991
85,598
159,755
194,142
171,597
Fund Expenses
17,622
5,586
72,607
8,473
112,105
131,649
14,352
Total Expenses
1,016,381
862,240
1,999,312
1,903,404
3,414,308
3,948,724
3,416,132
Other Income
Reduction of Tax Receivable Agreement Liability
-
-
-
-
-
403,855
-
Net Gains from Fund Investment Activities
73,519
61,131
184,118
191,456
311,091
329,529
199,060
Income Before Provision for Taxes
1,689,708
$
685,697
$
2,586,507
$
1,799,729
$
3,360,698
$
4,880,932
$
2,726,163
$
Provision for Taxes
138,731
38,736
193,226
79,891
162,846
849,328
136,055
Net Income
1,550,977
$
646,961
$
2,393,281
$
1,719,838
$
3,197,852
$
4,031,604
$
2,590,108
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
905
1,095
(370)
3,575
15,418
10,445
1,841
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
129,078
80,744
284,577
267,577
392,966
530,387
341,878
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
678,952
259,330
999,160
661,590
1,319,656
1,698,800
1,027,419
Net Income Attributable to The Blackstone Group L.P. ("BX")
742,042
$
305,792
$
1,109,914
$
787,096
$
1,469,812
$
1,791,972
$
1,218,970
$
Net Income per Common Unit, Basic
1.09
$
0.45
$
1.64
$
1.17
$
2.25
$
2.66
$
1.80
$
Net Income per Common Unit, Diluted
1.09
$
0.45
$
1.63
$
1.16
$
2.22
$
2.66
$
1.79
$
Income Before Provision for Taxes Margin
64.2%
46.1%
58.8%
51.2%
52.0%
60.3%
45.9%

Blackstone

Blackstone’s Second Quarter 2019 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
Blackstone. Common shares repurchased includes shares for which trades were executed in the second quarter and settlement occurred in the third quarter. All references to shares or per share amounts prior to the Conversion refer to Units or per Unit amounts. See pages 33-34, Definitions and Dividend Policy, for definitions of terms used throughout this presentation.
Financial
Measures
Fee Related Earnings (“FRE”) of $422 million ($0.35/share) in the quarter, up 24%
year-
over-year
•
FRE was $796 million year-to-date ($0.66/share), up 18% year-over-year
Distributable Earnings (“DE”) of $709 million ($0.57/share) in the quarter, up 1% year-
over-year
•
DE was $1.2 billion year-to-date ($1.01/share), up 4% year-over-year
Net Accrued Performance Revenues receivable of $4.0 billion ($3.39/share), up 4% year-
over-year
Capital
Metrics
Total Assets Under Management (“AUM”) of $545.5 billion, up 24% year-over-year
Inflows of $45.1 billion in the quarter and a record $150.7 billion for the LTM
Realizations of $10.6 billion in the quarter and $38.4 billion for the LTM
Deployment of $18.3 billion in the quarter and a record $56.3 billion for the LTM
Shareholder
Dividends
Dividend of $0.48 per common share payable on August 5, 2019
•
Dividends of $0.85 per common share year-to-date
Repurchased 7.0 million common shares in the quarter and 22.3 million common shares for the LTM
•
Increased share repurchase authorization to $1.0 billion
Nearly $900 million distributed with respect to the second quarter to shareholders through dividends and share repurchases
Corporate
Structure
Completed the conversion to a corporation on July
1,
2019

Blackstone

Blackstone’s Second Quarter 2019 Segment Earnings
Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common
Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD per Share amounts represent the sum of the last two quarters. See pages 31-32 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
(Dollars in Thousands, Except per Share Data)
2Q'18
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Management and Advisory Fees, Net
722,994
$
844,156
$
17%
1,459,038
$
1,658,218
$
14%
Fee Related Performance Revenues
45,515
13,624
(70)%
49,352
21,403
(57)%
Fee Related Compensation
(306,243)
(293,834)
(4)%
(602,317)
(617,865)
3%
Other Operating Expenses
(122,466)
(142,121)
16%
(229,558)
(265,432)
16%
Fee Related Earnings
339,800
$
421,825
$
24%
676,515
$
796,324
$
18%
FRE per Share
0.28
$
0.35
$
25%
0.56
$
0.66
$
18%
Realized Performance Revenues
477,544
341,386
(29)%
755,915
588,155
(22)%
Realized Performance Compensation
(172,894)
(125,466)
(27)%
(287,723)
(210,706)
(27)%
Realized Principal Investment Income
94,647
123,557
31%
123,340
149,465
21%
Net Realizations
399,297
339,477
(15)%
591,532
526,914
(11)%
Total Segment Distributable Earnings
739,097
$
761,302
$
3%
1,268,047
$
1,323,238
$
4%
Net Interest Income
2,842
2,761
(3)%
989
7,822
691%
Taxes and Related Payables
(41,797)
(55,201)
32%
(66,839)
(84,240)
26%
Distributable Earnings
700,142
$
708,862
$
1%
1,202,197
$
1,246,820
$
4%
DE per Common Share
0.56
$
0.57
$
2%
0.97
$
1.01
$
4%
Total Segment Revenues
1,340,700
$
1,322,723
$
(1)%
2,387,645
$
2,417,241
$
1%
Total Assets Under Management
439,386,656
$
545,482,337
$
24%
439,386,656
$
545,482,337
$
24%
Fee-Earning Assets Under Management
332,978,145
$
387,864,642
$
16%
332,978,145
$
387,864,642
$
16%

Blackstone

Summary of Financials by Segment
Fee Related Earnings
(Dollars in Millions)
Performance
across
segments
generated
LTM
Fee
Related
Earnings
of
$1.6
billion
and
LTM
Segment
Distributable
Earnings
of
$2.9
billion.
•
2Q’19
LTM
Distributable
Earnings
of
$2.7
billion.
Segment Distributable Earnings
(Dollars in Millions)
2Q’19 LTM Total: $1,576
2Q’19 LTM Total: $2,881
Real Estate
Private Equity
Hedge Fund Solutions
Credit
$652
$421
$297
$205
$1,216
$1,062
$339
$264

Blackstone

Fee Related Earnings
LTM
Fee
Related
Earnings
of
$1.31
per
share
is
up
15%
year-over-year,
and
has
increased
30%
since
2Q’17
LTM.
LTM
Fee
Related
Earnings
margin
increased
from
45.1%
to
47.3%
year-over-year,
and
has
increased
260
basis
points
since
2Q’17
LTM.
Fee Related Earnings
(Per Share)
Fee Related Earnings Margin
$1.01
$1.14
$1.31
2Q'17 LTM
2Q'18 LTM
2Q'19 LTM
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related
Performance Revenues).
44.7%
45.1%
47.3%
2Q'17 LTM
2Q'18 LTM
2Q'19 LTM

Blackstone

2Q'19
2Q'19 LTM
Real Estate
Opportunistic Funds
4.4%
12.7%
Core+
0.8%
9.0%
Private Equity
Corporate Private Equity
0.7%
9.6%
Tactical Opportunities
1.3%
7.9%
Strategic Partners
(2.6)%
7.9%
Hedge Fund Solutions
BPS Composite
2.0%
4.8%
Credit
Performing Credit
3.7%
9.8%
Distressed
(2.1)%
(5.1)%
Investment Performance and Net Accrued Performance Revenues
Range
of
performance
across
strategies
in
the
quarter;
Net
Accrued
Performance
Revenues
were
$4.0
billion
($3.39/share),
up
4%
year-over-year.
•
Appreciation
generated
$349
million
of
additional
Net
Accrued
Performance
Revenues,
offsetting
$162
million
of
Net
Realized
Distributions.
Net Accrued
Performance Revenues
(Dollars in Millions)
Investment Performance
(Appreciation / Gross Returns)
$3,872
$3,859
$4,044
$349
$162
2Q'18
1Q'19
Net Performance
Revenues
Net Realized
Distributions
2Q'19
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit. Appreciation for core+ funds excludes BREIT. BPS Composite net returns were 1.8% and 4.0% for 2Q’19 and 2Q’19 LTM, respectively. Performing Credit net returns were 2.8% and 6.9% for 2Q’19 and 2Q’19 LTM, respectively. Distressed net returns were (2.5)% and (5.2)% for 2Q’19 and 2Q’19 LTM, respectively. Net Realized Distributions excludes Net Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.

Blackstone

Capital Metrics Activity
Inflows
were
$45.1
billion
in
the
quarter,
bringing
LTM
inflows
to
a
record
$150.7
billion.
•
Notable
inflows
in
the
quarter
include
$8.4
billion
for
the
initial
close
for
the
sixth
Real
Estate
European
opportunistic
fund
and
$7.2
billion
raised
for
Infrastructure,
bringing
the
Infrastructure
platform
to
$14.0
billion.
Realizations
were
$10.6
billion
in
the
quarter
and
$38.4
billion
for
the
LTM.
Deployed
$18.3
billion
in
the
quarter
and
$56.3
billion
for
the
LTM.
•
Committed
an
additional
$8.4
billion
during
the
quarter
that
is
not
yet
deployed.
(Dollars in Millions)
Private Equity includes Corporate Private Equity, Core Private Equity, Life Sciences, and BTAS.
Inflows
Realizations
Capital Deployed
2Q'19
2Q'19 LTM
2Q'19
2Q'19 LTM
2Q'19
2Q'19 LTM
Total Real Estate
14,365
$
42,130
$
3,990
$
14,729
$
3,933
$
16,807
$
Opportunistic
10,165
29,168
3,126
10,573
1,180
7,624
Core+
3,002
8,591
505
2,421
2,364
6,915
BREDS
1,198
4,371
359
1,735
389
2,268
Total Private Equity
16,807
62,101
4,679
15,717
8,529
25,745
Private Equity
2,448
32,267
2,866
10,093
3,506
10,001
Tactical Opportunities
822
7,033
1,191
2,992
1,793
5,173
Strategic Partners
6,348
13,412
621
2,632
3,203
8,069
Infrastructure
7,189
9,388
-
-
27
2,503
Hedge Fund Solutions
BAAM
3,813
12,724
296
773
2,102
3,136
Credit
GSO/BIS/Harvest
10,127
33,770
1,630
7,136
3,719
10,623
Total Blackstone
45,111
$
150,725
$
10,594
$
38,355
$
18,284
$
56,312
$
Real Estate
Private Equity

Blackstone

$23.4
$27.8
$3.8
$5.2
$4.7
$14.3
$32.4
$44.5
$64.3
$91.7
2Q'18
2Q'19
$94.3
$104.5
$71.9
$74.7
$78.0
$96.5
$88.8
$112.3
$333.0
$387.9
2Q'18
2Q'19
$123.1
$139.3
$77.4
$81.4
$119.5
$171.2
$119.4
$153.6
$439.4
$545.5
2Q'18
2Q'19
Assets Under Management
Total AUM increased to $545.5 billion, up 24% year-over-year, driven by $150.7 billion of inflows despite
$65.1
billion of realizations and outflows.
Fee-Earning AUM of $387.9 billion was up 16% year-over-year as $100.6 billion of inflows outpaced $52.0 billion
of realizations and outflows.
Perpetual Capital AUM reached $91.7 billion, up 43% year-over-year.
Fee-Earning AUM
(Dollars in Billions)
Total AUM
(Dollars in Billions)
Real Estate
Hedge Fund Solutions
Credit
Private Equity
Perpetual Capital AUM
(Dollars in Billions)

Blackstone

$39.0
$22.0
$25.5
$38.8
$42.7
$45.0
$40.6
$54.4
$62.3
$64.7
$78.6
$93.8
$183.1
$197.8
$226.6
2Q'17
2Q'18
2Q'19
Additional Capital Detail
Invested Performance Revenue Eligible AUM reached $226.6 billion at quarter end, up 15% year-over-year, and has increased 24% since the second quarter of 2017.
Record
undrawn
capital
(“Total
Dry
Powder”)
available
for
investment
of
$150.3
billion,
driven
by
fundraising
activity
for
the
latest
flagship
funds.
Total Dry Powder
(Dollars in Billions)
2Q’19 Total: $150.3
Invested Performance Revenue
Eligible AUM
(Dollars in Billions)
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Invested Performance Revenue Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$45.1
$74.9
$2.4
$27.9

Segment Highlights

Blackstone

Real Estate
Appreciation for core+ funds excludes BREIT.
Total
AUM:
Increased
29%
to
a
record
$153.6
billion
with
inflows
of
$14.4
billion
in
the
quarter
and
$42.1
billion
for
the
LTM.
•
Held
$8.4
billion
initial
close
for
the
sixth
European
opportunistic
fund;
raised
$2.0
billion
in
BREIT
and
$1.4
billion
in
BREP
IX,
which
commenced
its
investment
period
on
June
3rd.
Realizations:
$4.0
billion
in
the
quarter
and
$14.7
billion
for
the
LTM;
realizations
in
the
quarter
included
two
secondary
sales
of
Invitation
Homes
shares
and
the
sale
of
Boca
Resorts.
Capital
Deployed:
$3.9
billion
in
the
quarter
and
$16.8
billion
for
the
LTM;
deployment
in
the
quarter
included
the
acquisition
of
a
Seattle
office
portfolio
in
BPP
U.S.
and
an
Australian
office
portfolio
in
BREP.
•
Committed
an
additional
$6.1
billion
during
the
quarter
that
is
not
yet
deployed,
driven
by
the
acquisition
of
GLP’s
179
million
square
foot
U.S.
industrial
portfolio,
the
largest
ever
private
real
estate
transaction
globally.
Appreciation:
Opportunistic
funds
and
core+
funds
increased
4.4%
and
0.8%
in
the
quarter,
and
12.7%
and
9.0%
for
the
LTM,
respectively.
% Change
% Change
(Dollars in Thousands)
2Q'18
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Management Fees, Net
269,754
$
277,940
$
3%
517,700
$
561,816
$
9%
Fee Related Performance Revenues
45,515
11,072
(76)%
50,018
17,748
(65)%
Fee Related Compensation
(120,783)
(97,795)
(19)%
(221,393)
(212,611)
(4)%
Other Operating Expenses
(36,026)
(40,114)
11%
(65,443)
(79,100)
21%
Fee Related Earnings
158,460
$
151,103
$
(5)%
280,882
$
287,853
$
2%
Realized Performance Revenues
317,509
198,573
(37)%
468,690
275,755
(41)%
Realized Performance Compensation
(94,716)
(67,742)
(28)%
(150,831)
(97,642)
(35)%
Realized Principal Investment Income
50,199
47,420
(6)%
64,889
45,289
(30)%
Net Realizations
272,992
178,251
(35)%
382,748
223,402
(42)%
Segment Distributable Earnings
431,452
$
329,354
$
(24)%
663,630
$
511,255
$
(23)%
Segment Revenues
682,977
$
535,005
$
(22)%
1,101,297
$
900,608
$
(18)%
Total AUM
119,399,973
$
153,604,820
$
29%
119,399,973
$
153,604,820
$
29%
Fee-Earning AUM
88,776,501
$
112,287,094
$
26%
88,776,501
$
112,287,094
$
26%

Blackstone

Private Equity
Total
AUM:
Increased
43%
to
a
record
$171.2
billion
with
inflows
of
$16.8
billion
in
the
quarter
and
$62.1
billion
for
the
LTM.
•
Raised
$15.7
billion
of
capital
primarily
driven
by
Infrastructure
and
Strategic
Partners
in
the
quarter.
Realizations:
$4.7
billion
in
the
quarter,
including
the
sale
of
Cloverleaf,
and
$15.7
billion
for
the
LTM.
Capital
Deployed:
$8.5
billion
in
the
quarter
and
$25.7
billion
for
the
LTM,
including
the
acquisition
of
Ultimate
Software
and
Aadhar
in
the
quarter.
•
Committed
an
additional
$1.6
billion
during
the
quarter
that
is
not
yet
deployed,
including
Core
Private
Equity’s
investment
in
Merlin
Entertainments.
Appreciation:
Corporate
Private
Equity
increased
0.7%
in
the
quarter
driven
by
underlying
appreciation
in
the
private
portfolio,
partially
offset
by
decreases
in
the
public
portfolio
and
certain
energy
positions,
and
was
up
9.6%
for
the
LTM.
% Change
% Change
(Dollars in Thousands)
2Q'18
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Management and Advisory Fees, Net
203,950
$
278,976
$
37%
394,812
$
530,699
$
34%
Fee Related Compensation
(94,170)
(105,107)
12%
(183,736)
(212,694)
16%
Other Operating Expenses
(36,047)
(40,429)
12%
(67,198)
(74,630)
11%
Fee Related Earnings
73,733
$
133,440
$
81%
143,878
$
243,375
$
69%
Realized Performance Revenues
138,171
122,907
(11)%
215,294
279,506
30%
Realized Performance Compensation
(68,513)
(52,081)
(24)%
(101,558)
(102,637)
1%
Realized Principal Investment Income
32,600
42,906
32%
38,938
68,045
75%
Net Realizations
102,258
113,732
11%
152,674
244,914
60%
Segment Distributable Earnings
175,991
$
247,172
$
40%
296,552
$
488,289
$
65%
Segment Revenues
374,721
$
444,789
$
19%
649,044
$
878,250
$
35%
Total AUM
119,524,518
$
171,171,687
$
43%
119,524,518
$
171,171,687
$
43%
Fee-Earning AUM
78,045,697
$
96,467,272
$
24%
78,045,697
$
96,467,272
$
24%

Blackstone

Hedge Fund Solutions
Total
AUM:
Increased
5%
to
a
record
$81.4
billion
with
inflows
of
$3.8
billion
in
the
quarter
and
$12.7
billion
for
the
LTM.
•
Increase
primarily
driven
by
platform
diversification,
as
well
as
appreciation
in
customized
strategies
and
individual
investor
and
specialized
solutions.
•
July
1
subscriptions
of
$1.1
billion
are
not
yet
included
in
Total
AUM.
Returns:
BPS
Composite
gross
returns
of
2.0%
in
the
quarter
(1.8%
net),
outperforming
on
a
net
basis
the
HFRX
Global
HF
Return
Index
which
returned
1.6%.
•
Gross
returns
of
4.8%
for
the
LTM
(4.0%
net)
with
less
than
one
fifth
of
the
volatility
of
broader
markets,
outperforming
on
a
net
basis
the
HFRX
Global
HF
Return
Index
which
returned
(2.0)%.
% Change
% Change
(Dollars in Thousands)
2Q'18
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Management Fees, Net
130,365
$
137,713
$
6%
259,938
$
275,359
$
6%
Fee Related Compensation
(40,533)
(36,622)
(10)%
(80,172)
(79,576)
(1)%
Other Operating Expenses
(18,494)
(21,112)
14%
(37,279)
(38,997)
5%
Fee Related Earnings
71,338
$
79,979
$
12%
142,487
$
156,786
$
10%
Realized Performance Revenues
7,270
11,960
65%
17,447
16,051
(8)%
Realized Performance Compensation
(2,546)
(2,175)
(15)%
(5,469)
(3,588)
(34)%
Realized Principal Investment Income
7,766
12,306
58%
8,406
12,023
43%
Net Realizations
12,490
22,091
77%
20,384
24,486
20%
Segment Distributable Earnings
83,828
$
102,070
$
22%
162,871
$
181,272
$
11%
Segment Revenues
145,401
$
161,979
$
11%
285,791
$
303,433
$
6%
Total AUM
77,403,078
$
81,435,680
$
5%
77,403,078
$
81,435,680
$
5%
Fee-Earning AUM
71,889,290
$
74,653,420
$
4%
71,889,290
$
74,653,420
$
4%
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-paying assets
(net returns only) are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone

Credit
Total
AUM:
Increased
13%
to
$139.3
billion
with
inflows
of
$10.1
billion
in
the
quarter
and
$33.8
billion
for
the
LTM.
•
Concluded
fundraising
for
the
second
energy
credit
fund
strategy
and
held
the
second
close
for
the
second
European
senior
debt
fund
strategy
in
the
quarter.
•
Fundraising
in
the
quarter
brought
Total
AUM
for
U.S.
direct
lending
strategies
to
$9.7
billion.
•
In
the
quarter,
Insurance
Solutions
had
$5.5
billion
of
gross
inflows,
including
$2.8
billion
of
commitments
for
three
private
structured
credit
mandates,
$705
million
from
the
launch
of
a
diversified
alternatives
product,
and
organic
growth
in
existing
relationships.
Realizations:
$1.6
billion
in
the
quarter
and
$7.1
billion
for
the
LTM.
Capital
Deployed:
Record
$3.7
billion
in
the
quarter
including
Targa
Badlands,
Ultimate
Software
and
Custom
Ink
and
$10.6
billion
for
the
LTM;
committed
an
additional
$336
million
in
the
quarter
that
is
not
yet
deployed.
Returns:
Strong
gross
returns
of
3.7%
in
the
quarter
for
Performing
Credit;
gross
returns
of
(2.1)%
in
the
quarter
for
Distressed
driven
by
certain
energy
positions.
% Change
% Change
(Dollars in Thousands)
2Q'18
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Management Fees, Net
118,925
$
149,527
$
26%
286,588
$
290,344
$
1%
Fee Related Performance Revenues
-
2,552
n/m
(666)
3,655
n/m
Fee Related Compensation
(50,757)
(54,310)
7%
(117,016)
(112,984)
(3)%
Other Operating Expenses
(31,899)
(40,466)
27%
(59,638)
(72,705)
22%
Fee Related Earnings
36,269
$
57,303
$
58%
109,268
$
108,310
$
(1)%
Realized Performance Revenues
14,594
7,946
(46)%
54,484
16,843
(69)%
Realized Performance Compensation
(7,119)
(3,468)
(51)%
(29,865)
(6,839)
(77)%
Realized Principal Investment Income
4,082
20,925
413%
11,107
24,108
117%
Net Realizations
11,557
25,403
120%
35,726
34,112
(5)%
Segment Distributable Earnings
47,826
$
82,706
$
73%
144,994
$
142,422
$
(2)%
Segment Revenues
137,601
$
180,950
$
32%
351,513
$
334,950
$
(5)%
Total AUM
123,059,087
$
139,270,150
$
13%
123,059,087
$
139,270,150
$
13%
Fee-Earning AUM
94,266,657
$
104,456,856
$
11%
94,266,657
$
104,456,856
$
11%
Performing Credit includes mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed includes credit alpha strategies, stressed /
distressed funds and energy strategies. The gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit net returns were 2.8%
for 2Q’19. Distressed net returns were (2.5)% for 2Q’19.

Supplemental Details

Blackstone

Total Segments
(Dollars in Thousands)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18 YTD
2Q'19 YTD
Management and Advisory Fees, Net
Base Management Fees
692,915
$
721,606
$
722,648
$
757,518
$
805,315
$
1,400,071
$
1,562,833
$
Transaction, Advisory and Other Fees, Net
40,912
73,944
77,576
65,150
61,495
77,978
126,645
Management Fee Offsets
(10,833)
(16,331)
(2,029)
(8,606)
(22,654)
(19,011)
(31,260)
Total Management and Advisory Fees, Net
722,994
779,219
798,195
814,062
844,156
1,459,038
1,658,218
Fee Related Performance Revenues
45,515
30,299
44,185
7,779
13,624
49,352
21,403
Fee Related Compensation
(306,243)
(334,545)
(279,284)
(324,031)
(293,834)
(602,317)
(617,865)
Other Operating Expenses
(122,466)
(128,745)
(130,025)
(123,311)
(142,121)
(229,558)
(265,432)
Fee Related Earnings
339,800
$
346,228
$
433,071
$
374,499
$
421,825
$
676,515
$
796,324
$
Realized Performance Revenues
477,544
572,159
483,697
246,769
341,386
755,915
588,155
Realized Performance Compensation
(172,894)
(190,773)
(199,645)
(85,240)
(125,466)
(287,723)
(210,706)
Realized Principal Investment Income
94,647
65,620
47,098
25,908
123,557
123,340
149,465
Total Net Realizations
399,297
447,006
331,150
187,437
339,477
591,532
526,914
Total Segment Distributable Earnings
739,097
$
793,234
$
764,221
$
561,936
$
761,302
$
1,268,047
$
1,323,238
$
Net Interest Income (Loss)
2,842
9,013
11,923
5,061
2,761
989
7,822
Taxes and Related Payables
(41,797)
(32,963)
(54,063)
(29,039)
(55,201)
(66,839)
(84,240)
Distributable Earnings
700,142
$
769,284
$
722,081
$
537,958
$
708,862
$
1,202,197
$
1,246,820
$
Total Segment Revenues
1,340,700
$
1,447,297
$
1,373,175
$
1,094,518
$
1,322,723
$
2,387,645
$
2,417,241
$
Total Assets Under Management
439,386,656
$
456,691,832
$
472,242,317
$
511,777,762
$
545,482,337
$
439,386,656
$
545,482,337
$
Fee-Earning Assets Under Management
332,978,145
$
342,261,123
$
342,527,507
$
352,993,394
$
387,864,642
$
332,978,145
$
387,864,642
$
Weighted-Average Fee-Earning AUM
328,594,512
$
340,994,284
$
343,514,196
$
349,589,269
$
368,900,952
$
334,643,503
$
359,104,556
$
LP Capital Invested
8,026,698
$
9,358,423
$
14,218,797
$
10,844,363
$
15,057,660
$
17,350,027
$
25,902,023
$
Total Capital Invested
8,351,772
$
9,894,470
$
16,349,738
$
11,783,583
$
18,283,803
$
18,471,291
$
30,067,386
$

Blackstone

2Q’19 Total AUM Rollforward
(Dollars in Millions)
2Q’19 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Assets Under Management
2Q’19 Fee-Earning AUM Rollforward
(Dollars in Millions)
2Q’19 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Real
Private
Hedge Fund
Estate
Equity
Solutions
1Q'19
140,334
$
158,989
$
80,183
$
132,272
$
511,778
$
Inflows
14,365
16,807
3,813
10,127
45,111
Outflows
(600)
(179)
(4,115)
(2,341)
(7,235)
Net Inflows (Outflows)
13,765
16,628
(302)
7,785
37,876
Realizations
(3,990)
(4,679)
(296)
(1,630)
(10,594)
Market Activity
3,496
234
1,851
842
6,423
2Q'19
153,605
$
171,172
$
81,436
$
139,270
$
545,482
$
QoQ Increase
9%
8%
2%
5%
7%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
2Q'18
119,400
$
119,525
$
77,403
$
123,059
$
439,387
$
Inflows
42,130
62,101
12,724
33,770
150,725
Outflows
(2,762)
(1,260)
(11,331)
(11,346)
(26,699)
Net Inflows
39,367
60,842
1,393
22,424
124,026
Realizations
(14,729)
(15,717)
(773)
(7,136)
(38,355)
Market Activity
9,567
6,523
3,412
923
20,425
2Q'19
153,605
$
171,172
$
81,436
$
139,270
$
545,482
$
YoY Increase
29%
43%
5%
13%
24%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
2Q'18
88,777
$
78,046
$
71,889
$
94,267
$
332,978
$
Inflows
36,337
28,021
11,372
24,871
100,601
Outflows
(6,244)
(1,974)
(11,032)
(9,522)
(28,772)
Net Inflows
30,093
26,047
340
15,349
71,829
Realizations
(9,417)
(7,658)
(714)
(5,432)
(23,221)
Market Activity
2,834
32
3,139
273
6,279
2Q'19
112,287
$
96,467
$
74,653
$
104,457
$
387,865
$
YoY Increase
26%
24%
4%
11%
16%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
1Q'19
94,223
$
85,447
$
73,647
$
99,676
$
352,993
$
Inflows
25,130
13,724
3,578
7,549
49,981
Outflows
(5,572)
(444)
(3,944)
(2,232)
(12,192)
Net Inflows (Outflows)
19,559
13,279
(365)
5,317
37,789
Realizations
(2,375)
(2,104)
(276)
(1,201)
(5,957)
Market Activity
881
(155)
1,648
665
3,039
2Q'19
112,287
$
96,467
$
74,653
$
104,457
$
387,865
$
QoQ Increase
19%
13%
1%
5%
10%
Credit
Total

$9.26
$8.94
2Q'18
2Q'19
At
June
30,
2019,
Blackstone
had
$4.8
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.7
billion
of
cash
and
net
investments,
or
$8.94
per
share.
Blackstone
has
no
net
debt,
a
$1.6
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
•
On
April
10,
2019,
Blackstone
issued
€600
million
of
10-year
notes
at
1.5%
coupon.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge Fund Solutions,
and Credit, which were $770 million, $691 million, $109 million, and $287 million, respectively, as of June 30, 2019. Cash and Net Investments per share amounts are calculated using period end DE
Shares Outstanding (see page 24, Share Summary).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
with September 2023 Maturity
$4.8 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Share)
(Dollars in Millions)
2Q’19
Cash and Cash Equivalents
$
1,484
Corporate Treasury
Investments
3,293
GP/Fund Investments
1,857
Net Accrued Performance
Revenues
4,044
Cash
and Net Investments
$
10,679
Outstanding
Bonds (at par)
$
4,206
Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are
included in DE. Net Realized Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.
When these fees are received, the receivable is reduced without further impacting DE. Per Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).
2Q’19 QoQ Rollforward
(Dollars in Millions)
2Q’19 LTM Rollforward
(Dollars in Millions)
Blackstone
19
1Q'19
Net
Performance
Revenues
Net Realized
Distributions
2Q'19
Real Estate
1,978
$
259
$
(103)
$
2,133
$
Private Equity
1,633
19
(53)
1,599
HFS
26
44
(1)
69
Credit
222
27
(5)
244
Total
3,859
$
349
$
(162)
$
4,044
$
QoQ Increase
5%
2Q'18
Net
Performance
Revenues
Net Realized
Distributions
2Q'19
Real Estate
1,893
$
758
$
(518)
$
2,133
$
Private Equity
1,657
443
(501)
1,599
HFS
23
56
(10)
69
Credit
299
(23)
(32)
244
Total
3,872
$
1,234
$
(1,061)
$
4,044
$
YoY Increase
4%
Net Accrued Performance Revenues
(Dollars in Millions, Except per Share Data)
2Q'18
1Q'19
2Q'19
2Q'19
Per Share
QoQ
Change
YoY
Change
BREP IV
14
$
1
$
11
$
0.01
$
10
$
(3)
$
BREP V
159
62
54
0.05
(8)
(105)
BREP VI
132
88
106
0.09
18
(26)
BREP VII
592
552
542
0.45
(10)
(50)
BREP VIII
317
464
517
0.43
53
200
BREP International II
-
7
25
0.02
18
25
BREP Europe III
33
-
-
-
-
(33)
BREP Europe IV
211
213
209
0.18
(4)
(2)
BREP Europe V
61
137
161
0.13
24
100
BREP Asia I
110
137
159
0.13
22
49
BPP
194
245
242
0.20
(3)
48
BREIT
10
11
36
0.03
25
26
BREDS
29
23
28
0.02
5
(1)
BTAS
31
38
41
0.03
3
10
Total Real Estate
1,893
$
1,978
$
2,133
$
1.78
$
155
$
240
$
Private Equity
BCP IV
99
42
37
0.03
(5)
(62)
BCP V
87
-
-
-
-
(87)
BCP VI
911
789
755
0.63
(34)
(156)
BCP VII
94
256
293
0.25
37
199
BCP Asia
-
6
6
-
(0)
6
BEP I
142
131
134
0.11
3
(8)
BEP II
50
70
54
0.05
(16)
4
Tactical Opportunities
152
158
140
0.12
(18)
(12)
Strategic Partners
91
109
98
0.08
(11)
7
BCEP
-
21
30
0.03
9
30
BTAS
30
50
51
0.04
1
21
Other
1
1
0
-
(1)
(1)
Total Private Equity
1,657
$
1,633
$
1,599
$
1.34
$
(34)
$
(58)
$
Total Hedge Fund Solutions
23
$
26
$
69
$
0.06
$
43
$
46
$
Total Credit
299
$
222
$
244
$
0.20
$
22
$
(55)
$
Net Accrued Performance Revenues
3,872
$
3,859
$
4,044
$
3.39
$
185
$
172
$
Memo: Net Realized Performance Revenues
33
$
21
$
71
$
0.06
$
50
$
38
$
Real Estate

Blackstone

Investment
Records
as
of
June
30,
2019
(a)
Notes on page 22.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
85,178
0.1x
53%
4,493,255
2.2x
4,578,433
1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
519,637
1.6x
33%
12,804,964
2.3x
13,324,601
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
1,007,808
2.5x
53%
26,707,066
2.5x
27,714,874
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,564
1,906,353
8,990,819
1.7x
16%
20,543,254
2.1x
29,534,073
2.0x
24%
17%
BREP VIII (Apr 2015 / Jun 2019)
16,585,073
5,069,766
15,875,492
1.4x
1%
5,251,374
1.6x
21,126,866
1.4x
27%
15%
BREP IX (Jun 2019 / Dec 2024)
19,562,369
19,562,369
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Global BREP
71,685,031
$
26,538,488
$
26,478,934
$
1.5x
9%
77,334,831
$
2.2x
103,813,765
$
2.0x
18%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,370,659
€
2.1x
1,370,659
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
167,659
4.4x
-
2,392,421
1.8x
2,560,080
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
465,609
665,111
0.9x
-
5,496,293
2.5x
6,161,404
2.1x
21%
15%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,346,165
4,161,915
1.6x
13%
7,564,756
2.0x
11,726,671
1.8x
24%
17%
BREP Europe V (Dec 2016 / Jun 2022)
7,944,368
2,928,021
6,474,004
1.3x
-
186,289
2.4x
6,660,293
1.3x
64%
17%
BREP Europe VI (TBD)
7,525,683
7,525,681
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Euro BREP
27,838,283
€
12,265,476
€
11,468,689
€
1.4x
5%
17,010,418
€
2.1x
28,479,107
€
1.7x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,361
$
1,728,965
$
4,211,773
$
1.5x
11%
3,312,116
$
1.8x
7,523,889
$
1.6x
21%
15%
BREP Asia II (Dec 2017 / Jun 2023)
7,179,916
5,408,481
1,968,923
1.1x
-
2,000
n/m
1,970,923
1.1x
n/m
4%
BREP Co-Investment (f)
7,045,918
157,335
1,767,526
1.9x
26%
12,666,695
2.1x
14,434,221
2.1x
16%
16%
Total BREP
124,393,601
$
47,740,949
$
47,848,849
$
1.4x
12%
114,954,153
$
2.2x
162,803,002
$
1.9x
18%
15%
BPP (Various) (g)
26,737,038
1,222,865
30,407,207
1.2x
-
4,504,405
2.3x
34,911,612
1.3x
n/m
10%
BREDS High-Yield (Various) (h)
12,053,117
2,422,012
3,554,670
1.1x
-
10,742,370
1.3x
14,297,040
1.2x
11%
11%
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
13,723
n/a
-
2,953,649
1.4x
2,967,372
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
204,794
169,034
2.6x
-
21,417,730
2.9x
21,586,764
2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,586
1,039,733
803,327
0.8x
44%
37,188,995
1.9x
37,992,322
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,191,541
1,740,222
13,779,127
1.7x
38%
13,530,145
2.1x
27,309,272
1.9x
19%
13%
BEP I (Aug 2011 / Feb 2015)
2,435,285
224,784
1,942,443
1.9x
58%
2,655,839
1.9x
4,598,282
1.9x
16%
14%
BEP II (Feb 2015 / Feb 2021)
4,912,842
857,610
4,410,554
1.3x
-
269,992
1.8x
4,680,546
1.3x
24%
9%
BCP VII (May 2016 / May 2022)
18,787,568
7,414,455
12,744,292
1.4x
0%
1,167,223
1.7x
13,911,515
1.4x
42%
19%
BCP Asia (Dec 2017 / Dec 2023)
2,389,096
1,495,423
565,977
1.3x
-
-
n/a
565,977
1.3x
n/a
37%
BEP III (TBD)
3,808,631
3,808,631
-
n/a
-
-
n/a
-
n/a
n/a
n/a
BCP VIII (TBD)
23,186,208
23,186,208
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
106,822,872
$
39,996,435
$
34,428,477
$
1.5x
19%
93,366,818
$
2.1x
127,795,295
$
1.9x
16%
15%

Blackstone

Investment
Records
as
of
June
30,
2019
(a)
–
Continued
Notes on page 22.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities (Various)
23,700,086
$
10,574,775
$
10,193,246
$
1.2x
10%
7,679,719
$
1.7x
17,872,965
$
1.4x
21%
10%
Tactical Opportunities Co-Investment and Other (Various)
5,938,806
1,955,170
3,777,453
1.2x
5%
1,767,187
1.5x
5,544,640
1.3x
24%
12%
Total Tactical Opportunities
29,638,892
$
12,529,945
$
13,970,699
$
1.2x
9%
9,446,906
$
1.7x
23,417,605
$
1.4x
21%
11%
Strategic Partners I-V (Various) (i)
11,862,601
1,752,541
1,281,172
n/m
-
16,352,178
n/m
17,633,350
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (i)
4,362,750
1,123,539
1,590,319
n/m
-
2,956,879
n/m
4,547,198
1.5x
n/a
17%
Strategic Partners VII (May 2016 / Mar 2019) (i)
7,489,970
2,489,452
5,673,278
n/m
-
885,791
n/m
6,559,069
1.4x
n/a
25%
Strategic Partners RA II (May 2017 / Mar 2022) (i)
1,749,807
684,257
730,741
n/m
-
109,311
n/m
840,052
1.2x
n/a
17%
Strategic Partners VIII (Mar 2019 / Jul 2023) (i)
10,533,600
7,676,804
591,603
n/m
-
-
n/a
591,603
1.0x
n/a
n/m
Strategic Partners RE, SMA and Other (Various) (i)
5,665,536
1,881,140
1,926,558
n/m
-
968,040
n/m
2,894,598
1.3x
n/a
17%
Total Strategic Partners
41,664,264
$
15,607,733
$
11,793,671
$
n/m
-
21,272,199
$
n/m
33,065,870
$
1.4x
n/a
14%
BCEP (Jan 2017 / Jan 2021) (j)
4,755,613
2,281,812
3,102,524
1.2x
-
378,007
1.6x
3,480,531
1.3x
27%
14%
BIP (Various)
13,659,163
12,471,902
1,187,262
1.0x
100%
-
n/a
1,187,262
1.0x
n/a
n/m
Hedge Fund Solutions
.
Total Strategic Capital Holdings (Dec 2013 / Jun 2020) (k)
3,378,575
$
730,855
$
1,676,269
$
1.1x
-
392,301
$
n/m
2,068,570
$
1.4x
n/a
9%
2,000,000
$
97,114
$
22,864
$
1.2x
-
4,772,270
$
1.6x
4,795,134
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,078,506
1,898,494
1.0x
7%
4,816,985
1.6x
6,715,479
1.4x
n/a
12%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
2,260,839
4,323,712
1.1x
2%
1,248,248
1.6x
5,571,960
1.2x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
135,000
201,288
0.4x
0%
5,744,873
1.6x
5,946,161
1.4x
n/a
10%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
540,145
1,686,278
0.8x
18%
3,971,120
1.3x
5,657,398
1.1x
n/a
5%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
5,447,806
1,780,427
1.0x
2%
553,681
1.3x
2,334,108
1.1x
n/a
15%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
884,658
2,022,053
1.2x
-
670,729
1.6x
2,692,782
1.3x
n/a
12%
Energy Select Opportunities II (Feb 2019 / Feb 2024)
3,347,431
2,976,038
489,928
1.0x
-
-
n/a
489,928
1.0x
n/a
n/m
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
318,903
€
2,108,075
€
1.0x
-
940,008
€
1.6x
3,048,083
€
1.2x
n/a
10%
European Senior Debt Fund II (Jun 2019 / Jun 2024)
629,740
€
476,310
€
152,443
€
1.0x
-
-
€
n/a
152,443
€
1.0x
n/a
n/m
Total Credit
37,678,960
$
14,325,694
$
14,999,276
$
1.0x
4%
22,853,291
$
1.5x
37,852,567
$
1.3x
n/a
12%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
.

Blackstone

Investment
Records
as
of
June
30,
2019
–
Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
n/m
Not meaningful generally due to the limited time since initial investment.
n/a
Not applicable.
(a)
Preliminary. Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2019 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date cash flow may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and
Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(h)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(i)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag.
(j)
BCEP,
or
Blackstone
Core
Equity
Partners,
is
a
core
private
equity
fund
which
invests
with
a
more
modest
risk
profile
and
longer
hold
period.
(k)
Represents Blackstone Strategic Capital Holdings (including Co-investment) which is focused on acquiring strategic minority positions in alternative asset managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

Shareholder Dividends
A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 33-34, Definitions and Dividend Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries. Per Share calculations are based on end of period Participating Common Shares
(page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership shareholders. Common shareholders’ share was $60 million for 2Q’19 and $107 million for 2Q’19 YTD.
Generated
$0.57
of
Distributable
Earnings
per
common
share
during
the
quarter,
bringing
the
year-to-date
amount
to
$1.01
per
common
share.
Blackstone
declared
a
quarterly
dividend
of
$0.48
per
common
share
to
record
holders
as
of
July
29,
2019;
payable
on
August
5,
2019.
Blackstone
23
% Change
% Change
(Dollars in Thousands, Except per Share Data)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
vs. 2Q'18
2Q'18 YTD
2Q'19 YTD
vs. 2Q'18 YTD
Distributable Earnings
700,142
$
769,284
$
722,081
$
537,958
$
708,862
$
1%
1,202,197
$
1,246,820
$
4%
Add: Other Payables Attributable
to Common Shareholders
29,379
22,980
43,345
14,598
39,673
35%
36,407
54,271
49%
DE before Certain Payables
729,521
792,264
765,426
552,556
748,535
3%
1,238,604
1,301,091
5%
Percent to Common Shareholders
57%
56%
56%
56%
56%
56%
56%
DE before Certain Payables Attributable
to Common Shareholders
414,071
447,516
429,433
310,832
419,502
1%
699,704
730,334
4%
Less: Other Payables Attributable
to Common Shareholders
(29,379)
(22,980)
(43,345)
(14,598)
(39,673)
35%
(36,407)
(54,271)
49%
DE Attributable to Common Shareholders
384,692
424,536
386,088
296,234
379,829
(1)%
663,297
676,063
2%
DE per Common Share
0.56
$
0.63
$
0.57
$
0.44
$
0.57
$
2%
0.97
$
1.01
$
4%
Less: Retained Capital per Common Share
(0.08)
$
(0.09)
$
(0.09)
$
(0.07)
$
(0.09)
$
13%
(0.14)
$
(0.16)
$
14%
Special Cash Dividend per Common Share
0.10
$
0.10
$
0.10
$
-
$
-
$
n/m
0.10
$
-
$
n/m
Actual Dividend per Common Share
0.58
$
0.64
$
0.58
$
0.37
$
0.48
$
(17)%
0.93
$
0.85
$
(9)%
Record Date
Jul 29, 2019
Payable Date
Aug 5, 2019

Share Summary
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Participating Common Shares and Participating Partnership Shares include both issued and outstanding shares and unvested shares that participate in dividends. Common shares repurchased includes shares for which trades were executed in the second quarter and settlement occurred in the third quarter.
Distributable
Earnings
Shares
Outstanding
as
of
quarter
end
of
1,195
million
shares.
•
Repurchased
7.0
million
common
shares
in
the
quarter
and
22.3
million
common
shares
for
the
LTM.
•
Increased
share
repurchase
authorization
to
$1.0
billion.
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
Participating Common Shares
682,801,258
678,771,864
672,755,818
674,457,578
669,561,793
Participating Partnership Shares
520,175,306
522,898,542
526,370,654
524,504,626
525,165,724
Distributable Earnings Shares Outstanding
1,202,976,564
1,201,670,406
1,199,126,472
1,198,962,204
1,194,727,517
Blackstone

Reconciliations and Disclosures

Blackstone

Notes on pages 27-28.
Reconciliation of GAAP to Non-GAAP Measures
QTD
YTD
LTM
(Dollars in Thousands)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
Net Income (Loss) Attributable to The Blackstone Group L.P.
742,042
$
442,742
$
(10,868)
$
481,304
$
305,792
$
1,109,914
$
787,096
$
1,469,812
$
1,791,972
$
1,218,970
$
Net Income Attributable to Non-Controlling Interests
in Blackstone Holdings
678,952
360,576
5,253
402,260
259,330
999,160
661,590
1,319,656
1,698,800
1,027,419
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
129,078
143,101
(68,800)
186,833
80,744
284,577
267,577
392,966
530,387
341,878
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated Entities
905
2,569
(4,303)
2,480
1,095
(370)
3,575
15,418
10,445
1,841
Net Income (Loss)
1,550,977
$
948,988
$
(78,718)
$
1,072,877
$
646,961
$
2,393,281
$
1,719,838
$
3,197,852
$
4,031,604
$
2,590,108
$
Provision for Taxes
138,731
26,798
29,366
41,155
38,736
193,226
79,891
162,846
849,328
136,055
Income (Loss) Before Provision for Taxes
1,689,708
$
975,786
$
(49,352)
$
1,114,032
$
685,697
$
2,586,507
$
1,799,729
$
3,360,698
$
4,880,932
$
2,726,163
$
Transaction-Related Charges (a)
(470,078)
79,242
76,431
89,451
106,994
(417,589)
196,445
245,655
(708,930)
352,118
Amortization of Intangibles (b)
14,873
14,856
15,392
16,483
16,483
29,746
32,966
60,738
55,355
63,214
Impact of Consolidation (c)
(129,983)
(145,670)
73,103
(189,313)
(81,839)
(284,207)
(271,152)
(408,384)
(540,832)
(343,719)
Unrealized Performance Revenues (d)
(440,424)
(298,931)
806,531
(664,333)
(157,398)
(1,068,763)
(821,731)
(350,633)
(991,702)
(314,131)
Unrealized Performance Allocations Compensation (e)
189,991
178,184
(302,868)
287,015
64,518
444,426
351,533
316,754
453,777
226,849
Unrealized Principal Investment (Income) Loss (f)
(52,126)
(28,704)
160,659
(139,925)
56,353
(66,104)
(83,572)
101,233
(67,000)
48,383
Other Revenues (g)
(94,416)
(9,092)
(46,854)
(13,189)
20,150
(33,522)
6,961
18,342
35,773
(48,985)
Equity-Based Compensation (h)
34,394
36,576
43,102
66,776
53,105
78,542
119,881
96,929
127,748
199,559
Taxes and Related Payables (i)
(41,797)
(32,963)
(54,063)
(29,039)
(55,201)
(66,839)
(84,240)
(197,382)
(178,212)
(171,266)
Distributable Earnings
700,142
$
769,284
$
722,081
$
537,958
$
708,862
$
1,202,197
$
1,246,820
$
3,243,950
$
3,066,909
$
2,738,185
$
Taxes and Related Payables (i)
41,797
32,963
54,063
29,039
55,201
66,839
84,240
197,382
178,212
171,266
Net Interest (Income) Loss (j)
(2,842)
(9,013)
(11,923)
(5,061)
(2,761)
(989)
(7,822)
42,271
31,384
(28,758)
Total Segment Distributable Earnings
739,097
$
793,234
$
764,221
$
561,936
$
761,302
$
1,268,047
$
1,323,238
$
3,483,603
$
3,276,505
$
2,880,693
$
Realized Performance Revenues (k)
(477,544)
(572,159)
(483,697)
(246,769)
(341,386)
(755,915)
(588,155)
(2,731,564)
(2,657,434)
(1,644,011)
Realized Performance Compensation (l)
172,894
190,773
199,645
85,240
125,466
287,723
210,706
909,329
1,009,830
601,124
Realized Principal Investment Income (m)
(94,647)
(65,620)
(47,098)
(25,908)
(123,557)
(123,340)
(149,465)
(460,081)
(255,753)
(262,183)
Fee Related Earnings
339,800
$
346,228
$
433,071
$
374,499
$
421,825
$
676,515
$
796,324
$
1,201,287
$
1,373,148
$
1,575,623
$
Adjusted EBITDA Reconciliation
Distributable Earnings
700,142
$
769,284
$
722,081
$
537,958
$
708,862
$
1,202,197
$
1,246,820
$
3,243,950
$
3,066,909
$
2,738,185
$
Interest Expense (n)
38,885
40,923
41,792
41,638
43,230
77,123
84,868
155,249
190,217
167,583
Taxes and Related Payables (i)
41,797
32,963
54,063
29,039
55,201
66,839
84,240
197,382
178,212
171,266
Depreciation and Amortization
5,986
5,681
5,964
5,789
6,000
12,237
11,789
31,956
24,857
23,434
Adjusted EBITDA
786,810
$
848,851
$
823,900
$
614,424
$
813,293
$
1,358,396
$
1,427,717
$
3,628,537
$
3,460,195
$
3,100,468
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See pages 33-34, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone's segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from
a
change
in
tax
law
or
similar
event,
transaction
costs
and
any
gains
or
losses
associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone's segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone's segment presentation. This adjustment includes the elimination of
Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges. For the three months ended June 30, 2018, Transaction-Related Charges included $580.9 million of Other Revenues received upon the conclusion of Blackstone’s investment sub-advisory relationship with
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
GAAP Unrealized Performance Allocations
440,351
$
299,238
$
(806,305)
$
663,999
$
157,732
$
1,068,440
$
821,731
$
349,657
$
992,056
$
314,664
$
Segment Adjustment
73
(307)
(226)
334
(334)
323
-
976
(354)
(533)
Unrealized Performance Revenues
440,424
$
298,931
$
(806,531)
$
664,333
$
157,398
$
1,068,763
$
821,731
$
350,633
$
991,702
$
314,131
$
FS
Investments’
funds.
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
GAAP Other Revenue
675,343
$
9,368
$
46,923
$
10,250
$
(17,120)
$
616,026
$
(6,870)
$
(11,446)
$
546,673
$
49,421
$
Segment Adjustment
(580,927)
(276)
(69)
2,939
(3,030)
(582,504)
(91)
(6,896)
(582,446)
(436)
Other Revenues
94,416
$
9,092
$
46,854
$
13,189
$
(20,150)
$
33,522
$
(6,961)
$
(18,342)
$
(35,773)
$
48,985
$
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
GAAP Unrealized Principal Investment Income (Loss)
103,468
$
52,840
$
(218,165)
$
169,044
$
(37,345)
$
215,242
$
131,699
$
806
$
290,760
$
(33,626)
$
Segment Adjustment
(51,342)
(24,136)
57,506
(29,119)
(19,008)
(149,138)
(48,127)
(102,039)
(223,760)
(14,757)
Unrealized Principal Investment Income (Loss)
52,126
$
28,704
$
(160,659)
$
139,925
$
(56,353)
$
66,104
$
83,572
$
(101,233)
$
67,000
$
(48,383)
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Continued
(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation
of
GAAP
Common
Units
Outstanding
to
Distributable
Earnings
Shares
Outstanding
Disclosure
of
Weighted-Average
Units
Outstanding
(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
Taxes
20,026
$
12,793
$
38,975
$
15,344
$
34,209
$
38,254
$
49,553
$
97,208
$
96,812
$
101,321
$
Related Payables
21,771
20,170
15,088
13,695
20,992
28,585
34,687
100,174
81,400
69,945
Taxes and Related Payables
41,797
$
32,963
$
54,063
$
29,039
$
55,201
$
66,839
$
84,240
$
197,382
$
178,212
$
171,266
$
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
GAAP Interest and Dividend Revenue
40,073
$
48,604
$
47,885
$
44,084
$
43,686
$
75,458
$
87,770
$
112,561
$
152,956
$
184,259
$
Segment Adjustment
1,654
1,332
5,830
2,615
2,305
2,654
4,920
417
5,877
12,082
Interest and Dividend Revenue
41,727
$
49,936
$
53,715
$
46,699
$
45,991
$
78,112
$
92,690
$
112,978
$
158,833
$
196,341
$
GAAP Interest Expense
39,320
$
41,355
$
44,644
$
42,002
$
43,596
$
77,991
$
85,598
$
159,755
$
194,142
$
171,597
$
Segment Adjustment
(435)
(432)
(2,852)
(364)
(366)
(868)
(730)
(4,506)
(3,925)
(4,014)
Interest Expense
38,885
$
40,923
$
41,792
$
41,638
$
43,230
$
77,123
$
84,868
$
155,249
$
190,217
$
167,583
$
Net Interest Income (Loss)
2,842
$
9,013
$
11,923
$
5,061
$
2,761
$
989
$
7,822
$
(42,271)
$
(31,384)
$
28,758
$
QTD
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
GAAP Common Units Outstanding
673,544,082
669,411,215
663,212,830
665,331,887
660,588,369
Unvested Participating Common Shares
9,257,176
9,360,649
9,542,988
9,125,691
8,973,424
Participating Common Shares
682,801,258
678,771,864
672,755,818
674,457,578
669,561,793
Participating Partnership Shares
520,175,306
522,898,542
526,370,654
524,504,626
525,165,724
Distributable Earnings Shares Outstanding
1,202,976,564
1,201,670,406
1,199,126,472
1,198,962,204
1,194,727,517
QTD
YTD
LTM
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
Total
GAAP
Weighted-Average
Common
Units
Outstanding
-
Basic
681,794,492
682,435,177
676,629,572
674,507,698
673,655,305
678,156,936
674,079,074
657,868,076
673,078,646
676,828,114
Weighted-Average Unvested Deferred Restricted Common Units
216,118
230,759
-
207,752
330,639
207,526
269,196
1,236,773
444,760
257,322
Weighted-Average Blackstone Holdings Partnership Units
-
523,212,047
-
525,764,790
-
532,363,486
526,244,006
538,678,130
-
524,831,943
Total
GAAP
Weighted-Average
Units
Outstanding
-
Diluted
682,010,610
1,205,877,983
676,629,572
1,200,480,240
673,985,944
1,210,727,948
1,200,592,276
1,197,782,979
673,523,406
1,201,917,379

Blackstone

Blackstone’s Second Quarter 2019 GAAP Balance Sheet Results
See page 30, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
(Dollars in Thousands) (Unaudited)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
Assets
Cash and Cash Equivalents
1,710,251
$
1,937,963
$
2,207,841
$
1,570,741
$
1,484,444
$
Cash Held by Blackstone Funds and Other
288,675
408,561
337,320
217,625
324,609
Investments
22,008,182
22,094,920
20,377,031
21,180,950
22,242,040
Accounts Receivable
917,717
875,647
636,238
711,889
802,066
Due from Affiliates
2,015,949
2,017,637
1,994,123
2,320,291
2,211,737
Intangible Assets, Net
380,844
366,368
468,507
450,757
433,007
Goodwill
1,778,192
1,778,192
1,869,860
1,869,860
1,869,860
Other Assets
252,936
269,470
294,248
302,033
354,253
Right-of-Use Assets
-
-
-
521,932
507,065
Deferred Tax Assets
722,551
711,599
739,482
728,873
743,132
Total Assets
30,075,297
$
30,460,357
$
28,924,650
$
29,874,951
$
30,972,213
$
Liabilities and Equity
Loans Payable
10,195,403
$
10,161,886
$
9,951,862
$
10,011,155
$
10,676,138
$
Due to Affiliates
967,250
981,980
1,035,776
1,045,452
1,081,899
Accrued Compensation and Benefits
2,987,977
3,414,215
2,942,128
3,001,597
3,308,595
Securities Sold, Not Yet Purchased
155,780
166,309
142,617
128,106
128,512
Repurchase Agreements
182,489
199,488
222,202
218,865
207,676
Operating Lease Liabilities
-
-
-
587,408
574,619
Accounts Payable, Accrued Expenses and Other Liabilities
950,802
829,496
875,979
735,667
929,688
Total Liabilities
15,439,701
15,753,374
15,170,564
15,728,250
16,907,127
Redeemable Non-Controlling Interests in Consolidated Entities
158,799
153,504
141,779
136,941
101,310
Equity
Partners' Capital
7,105,225
7,024,079
6,415,700
6,501,072
6,335,897
Accumulated Other Comprehensive Loss
(57,876)
(36,562)
(36,476)
(32,430)
(27,542)
Non-Controlling Interests in Consolidated Entities
3,492,621
3,673,135
3,648,766
3,852,346
3,869,303
Non-Controlling Interests in Blackstone Entities
3,936,827
3,892,827
3,584,317
3,688,772
3,786,118
Total Equity
14,476,797
14,553,479
13,612,307
14,009,760
13,963,776
Total Liabilities and Equity
30,075,297
$
30,460,357
$
28,924,650
$
29,874,951
$
30,972,213
$

Blackstone

Reconciliation of GAAP to Non-GAAP Balance Sheet Measures
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to
Affiliates.
(d)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(e)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements
and securities sold short, not yet purchased.
(f)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(g)
This adjustment removes amounts related to consolidated Blackstone Funds.
(Dollars in Thousands)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
Investments of Consolidated Blackstone Funds
8,608,565
$
8,503,423
$
8,376,338
$
8,603,847
$
8,633,794
$
Equity Method Investments
Partnership Investments
3,589,234
3,690,841
3,649,423
3,815,993
3,802,565
Accrued Performance Allocations
6,354,179
6,722,430
5,883,924
6,486,450
6,743,542
Corporate Treasury Investments
3,088,001
2,883,610
2,206,493
2,005,174
2,797,908
Other Investments
368,203
294,616
260,853
269,486
264,231
Total GAAP Investments
22,008,182
$
22,094,920
$
20,377,031
$
21,180,950
$
22,242,040
$
Accrued Performance Allocations -
GAAP
6,354,179
$
6,722,430
$
5,883,924
$
6,486,450
$
6,743,542
$
Impact of Consolidation (a)
534
229
-
374
607
Due From Affiliates -
GAAP (b)
26,365
13,546
33,419
9,483
25,022
Less: Accrued Performance Compensation -
GAAP (c)
(2,509,219)
(2,700,828)
(2,394,747)
(2,638,374)
(2,724,998)
Net Accrued Performance Revenues
3,871,859
$
4,035,377
$
3,522,596
$
3,857,933
$
4,044,173
$
Corporate Treasury Investments -
GAAP
3,088,001
$
2,883,610
$
2,206,493
$
2,005,174
$
2,797,908
$
Impact of Consolidation (a)
74,021
75,340
73,106
75,988
160,644
Other Assets (d)
462,321
586,527
438,454
519,884
425,823
Other Liabilities (e)
(105,979)
(91,406)
(205,332)
(101,605)
(91,016)
Corporate
Treasury
Investments
-
Deconsolidated
3,518,364
$
3,454,071
$
2,512,721
$
2,499,441
$
3,293,359
$
Partnership and Other Investments -
GAAP
3,957,437
$
3,985,457
$
3,910,276
$
4,085,479
$
4,066,796
$
Impact of Consolidation (f)
(1,919,052)
(1,991,871)
(2,015,417)
(2,095,717)
(2,209,825)
GP/Fund
Investments
-
Deconsolidated
2,038,385
$
1,993,586
$
1,894,859
$
1,989,762
$
1,856,971
$
Loans
Payable
-
GAAP
10,195,403
$
10,161,886
$
9,951,862
$
10,011,155
$
10,676,138
$
Impact of Consolidation (g)
(6,707,046)
(6,679,598)
(6,480,711)
(6,561,111)
(6,536,221)
Outstanding Bonds (Carrying Value)
3,488,357
3,482,288
3,471,151
3,450,044
4,139,917
Unamortized Discount/Premium
63,886
62,755
60,879
59,576
66,033
Outstanding
Bonds
(at
par)
-
Deconsolidated
3,552,243
$
3,545,043
$
3,532,030
$
3,509,620
$
4,205,950
$

Blackstone

Reconciliation of GAAP to Total Segment Measures
QTD
YTD
LTM
(Dollars in Thousands)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
Management and Advisory Fees, Net
GAAP
721,384
$
780,009
$
797,554
$
809,726
$
840,378
$
1,450,233
$
1,650,104
$
2,575,989
$
2,865,214
$
3,227,667
$
Segment Adjustment (a)
1,610
(790)
641
4,336
3,778
8,805
8,114
8,000
18,198
7,965
Total Segment
722,994
$
779,219
$
798,195
$
814,062
$
844,156
$
1,459,038
$
1,658,218
$
2,583,989
$
2,883,412
$
3,235,632
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
19,378
9,799
15,797
12,132
21,915
31,944
34,047
179,504
187,644
59,643
Investment
Income
-
Realized
Performance
Allocations
503,376
592,103
511,388
242,375
332,520
773,016
574,895
2,654,741
2,630,260
1,678,386
GAAP
522,754
$
601,902
$
527,185
$
254,507
$
354,435
$
804,960
$
608,942
$
2,834,245
$
2,817,904
$
1,738,029
$
Total Segment
Less: Realized Performance Revenues
(477,544)
(572,159)
(483,697)
(246,769)
(341,386)
(755,915)
(588,155)
(2,731,564)
(2,657,434)
(1,644,011)
Segment Adjustment (b)
305
556
697
41
575
307
616
2,173
2,757
1,869
Total Segment
45,515
$
30,299
$
44,185
$
7,779
$
13,624
$
49,352
$
21,403
$
104,854
$
163,227
$
95,887
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
427,479
419,285
373,790
471,397
438,521
816,882
909,918
1,352,773
1,540,575
1,702,993
Incentive Fees Compensation
9,743
7,251
10,260
5,406
8,886
16,405
14,292
83,870
78,187
31,803
Realized Performance Allocations Compensation
186,398
200,442
212,174
86,395
125,825
298,460
212,220
880,435
1,018,209
624,836
GAAP
623,620
$
626,978
$
596,224
$
563,198
$
573,232
$
1,131,747
$
1,136,430
$
2,317,078
$
2,636,971
$
2,359,632
$
Total Segment
Less: Realized Performance Compensation
(172,894)
(190,773)
(199,645)
(85,240)
(125,466)
(287,723)
(210,706)
(909,329)
(1,009,830)
(601,124)
(31,483)
(33,514)
(39,968)
(63,708)
(50,225)
(71,731)
(113,933)
(88,024)
(113,049)
(187,415)
(2,911)
(3,062)
(3,134)
(3,068)
(2,880)
(6,811)
(5,948)
(8,905)
(14,699)
(12,144)
Segment Adjustment (c)
(110,089)
(65,084)
(74,193)
(87,151)
(100,827)
(163,165)
(187,978)
(248,831)
(278,026)
(327,255)
Total Segment
306,243
$
334,545
$
279,284
$
324,031
$
293,834
$
602,317
$
617,865
$
1,061,989
$
1,221,367
$
1,231,694
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
145,828
$
168,813
$
153,519
$
146,062
$
175,308
$
272,541
$
321,370
$
508,616
$
532,185
$
643,702
$
Segment Adjustment (d)
(23,362)
(40,068)
(23,494)
(22,751)
(33,187)
(42,983)
(55,938)
(83,049)
(80,061)
(119,500)
Total Segment
122,466
$
128,745
$
130,025
$
123,311
$
142,121
$
229,558
$
265,432
$
425,567
$
452,124
$
524,202
$
Realized Performance Revenues
GAAP
Incentive Fees
19,378
9,799
15,797
12,132
21,915
31,944
34,047
179,504
187,644
59,643
Investment
Income
-
Realized
Performance
Allocations
503,376
592,103
511,388
242,375
332,520
773,016
574,895
2,654,741
2,630,260
1,678,386
GAAP
522,754
$
601,902
$
527,185
$
254,507
$
354,435
$
804,960
$
608,942
$
2,834,245
$
2,817,904
$
1,738,029
$
Total Segment
Less: Fee Related Performance Revenues
(45,515)
(30,299)
(44,185)
(7,779)
(13,624)
(49,352)
(21,403)
(104,854)
(163,227)
(95,887)
Segment Adjustment (b)
305
556
697
41
575
307
616
2,173
2,757
1,869
Total Segment
477,544
$
572,159
$
483,697
$
246,769
$
341,386
$
755,915
$
588,155
$
2,731,564
$
2,657,434
$
1,644,011
$
Less: Equity-Based Compensation - Operating Compensation
Less: Equity-Based Compensation - Performance Compensation

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations
(page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the
Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under
GAAP
but
netted
against
Management
and
Advisory
Fees,
Net
in
the
Total
Segment
measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation,
and
(2)
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships
held
by
non-controlling
interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
YTD
LTM
(Dollars in Thousands)
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19
2Q'18
2Q'19
2Q'17
2Q'18
2Q'19
Realized Performance Compensation
GAAP
Incentive Fee Compensation
9,743
$
7,251
$
10,260
$
5,406
$
8,886
$
16,405
$
14,292
$
83,870
$
78,187
$
31,803
$
Realized Performance Allocations Compensation
186,398
200,442
212,174
86,395
125,825
298,460
212,220
880,435
1,018,209
624,836
GAAP
196,141
$
207,693
$
222,434
$
91,801
$
134,711
$
314,865
$
226,512
$
964,305
$
1,096,396
$
656,639
$
Total Segment
Less: Fee Related Performance Compensation
(20,336)
(13,858)
(19,655)
(3,493)
(6,365)
(20,331)
(9,858)
(46,071)
(71,867)
(43,371)
(2,911)
(3,062)
(3,134)
(3,068)
(2,880)
(6,811)
(5,948)
(8,905)
(14,699)
(12,144)
Total Segment
172,894
$
190,773
$
199,645
$
85,240
$
125,466
$
287,723
$
210,706
$
909,329
$
1,009,830
$
601,124
$
Realized Principal Investment Income
GAAP
129,197
$
134,619
$
109,901
$
73,261
$
145,040
$
171,342
$
218,301
$
602,103
$
430,709
$
462,821
$
Segment Adjustment (e)
(34,550)
(68,999)
(62,803)
(47,353)
(21,483)
(48,002)
(68,836)
(142,022)
(174,956)
(200,638)
Total Segment
94,647
$
65,620
$
47,098
$
25,908
$
123,557
$
123,340
$
149,465
$
460,081
$
255,753
$
262,183
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
40,073
48,604
47,885
44,084
43,686
75,458
87,770
112,561
152,956
184,259
Interest Expense
(39,320)
(41,355)
(44,644)
(42,002)
(43,596)
(77,991)
(85,598)
(159,755)
(194,142)
(171,597)
GAAP
753
$
7,249
$
3,241
$
2,082
$
90
$
(2,533)
$
2,172
$
(47,194)
$
(41,186)
$
12,662
$
Segment Adjustment (f)
2,089
1,764
8,682
2,979
2,671
3,522
5,650
4,923
9,802
16,096
Total Segment
2,842
$
9,013
$
11,923
$
5,061
$
2,761
$
989
$
7,822
$
(42,271)
$
(31,384)
$
28,758
$
Less: Equity-Based Compensation - Performance Compensation

Blackstone

Definitions and Dividend Policy
Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance
across
Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations
for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in
Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for
Taxes.
o
Net Realizations
is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which
Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance
Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).
o
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues,
Realized
Performance
Revenues and Realized Principal Investment Income.
•
Distributable
Earnings,
or
“DE”,
is
derived
from
Blackstone’s
segment
reported
results.
DE
is
used
to
assess
performance
and
amounts
available
for
dividends
to
Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE
plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Net
Interest
Income
(Loss)
is
presented
on
a
segment
basis
and
is
equal
to
Interest
and
Dividend
Revenue
less
Interest
Expense,
adjusted
for
the
impact
of
consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
o
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before Provision for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax Receivable Agreement.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee
Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly
related
to
(a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.
o
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and
received
on
a
recurring basis, and (b) not dependent on realization events from the underlying investments.
o
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-
investment capital with an investor right to convert into Perpetual Capital.
refers
to

Blackstone

Definitions
and
Dividend
Policy
–
Continued
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
•
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the tax receivable agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to dividend quarterly to common shareholders approximately 85% of The Blackstone Group Inc.’s share of Distributable
Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
dividends
to
shareholders
for
any
ensuing
quarter.
The
dividend
amount
could
also
be
adjusted
upward
in
any
one
quarter.
All
of
the
foregoing
is
subject
to
the
qualification
that
the
declaration
and
payment
of
any
dividends
are
at
the
sole
discretion
of
Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to eliminate such dividends entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations,
taxes
,
earnings
and
financial
performance,
share
repurchases
and
dividends.
You
can
identify
these
forward-looking
statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on
Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission
(“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking
statements
speak
only
as
of
the
date
of
this
report,
and
we
undertake
no
obligation
to
publicly
update
or
review
any
forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.